SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549


                                    FORM 8-K


                             CURRENT REPORT PURSUANT
                              TO SECTION 13 OF THE
                         SECURITIES EXCHANGE ACT OF 1934


Date of report (Date of earliest event reported)              June 11, 1998
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                                VACU-DRY COMPANY
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             (Exact Name of Registrant as Specified in Its Charter)

                                   California
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                 (State or Other Jurisdiction of Incorporation)


        01912                                           94-1069729
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(Commission File Number)                (I.R.S. Employer Identification No.)

     7765 Healdsburg Avenue, Sebastopol, California                 95472
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          (Address of Principal Executive Offices)                (Zip Code)

                                 (707) 829-4600
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              (Registrant's Telephone Number, Including Area Code)


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         (Former Name or Former Address, if Changed Since Last Report)



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ITEM 5.  Acquisition  of Assets of Made In  Nature,  Inc.  On June 11,  1998 the
Company completed the acquisition of substantially all of the assets of Made In Nature, Inc. The consideration for the purchase consisted of cash, the assumption of certain liabilities and the issuance of five year warrants to purchase 112,000 shares of the Company's common stock at $8.00 per share.

 ITEM 7.  Exhibits.

         7.1 Press release issued in connection with the acquisition.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                    VACU-DRY COMPANY


Date: June 22, 1998                  By:  /s/  Thomas R. Eakin+
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                                                   Thomas R. Eakin
                                     Its: Vice President - Finance and Chief
                                             Financial Officer